Costs and profits in excess of billings on uncompleted contracts	12 Months Ended
Dec. 31, 2020
Costs and profits in excess of billings on uncompleted contracts
Costs and profits in excess of billings on uncompleted contracts

8.Costs and profits in excess of billings on uncompleted contracts

As at December 31, 2020, the Company had seven contracts with total billings of $8,378,093 which were less than total costs incurred and had recognized cumulative revenue of $9,451,726 since those projects began. This compares with four contracts with total billings of $89,256 which were less than total costs incurred and had recognized cumulative revenue of $212,236 as at December 31, 2019.

Changes in costs and profits in excess of billings on uncompleted contracts during the year are explained by $93,415 (2019 - $307,832) recognised at the beginning of the year being transferred to accounts receivable, and $1,044,072 (2019 - $184,852) resulting from changes in the measure of progress.